UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2018

Date of reporting period:	October 1, 2017 — September 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Government Money Market Fund

Annual report
9 | 30 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGDXX

Putnam Government
Money Market
Fund

Annual report
9 | 30 | 18

Consider these risks before investing: You can lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below certain required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The values of money market investments usually rise and fall in response to changes in interest rates. Interest rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Certain securities in which the fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

Message from the Trustees

November 8, 2018

Dear Fellow Shareholder:

Global financial markets met with increased challenges as we entered the final quarter of 2018. After rising to record highs in the summer, U.S. stocks declined in October as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Fortunately, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Class A shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Yield reflects current performance more closely than total return. See below and pages 6–7 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/18. See above and pages 6–7 for additional fund performance information. Index descriptions can be found on page 10.

2 Government Money Market Fund

Please describe the money market environment during the 12-month reporting period ended September 30, 2018.

JOANNE During the first half of the period, market volatility was relatively low, and the economic backdrop continued to improve. Solid U.S. economic growth, strong corporate earnings, and tax reform contributed to rising consumer, business, and investor confidence. However, volatility picked up in the second half of the period, especially during the first quarter of 2018, when higher interest rates and concerns about a U.S.–China trade war weighed on investor sentiment. A more hawkish Federal Reserve added to uncertainty in the markets as investors assessed the effects of the fiscal stimulus package, including the tax cuts and increased spending, and higher-than-expected wage inflation. Markets recovered slightly during the summer months before caution set in again as the Trump administration threatened to escalate the trade war with China.

The Fed continued to gradually reduce its accommodative monetary policy during the period. The central bank began decreasing its $4 trillion balance sheet in October 2017 by allowing $10 billion per month in Treasury and

Government Money Market Fund 3

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

mortgage securities to mature. This amount has increased by $10 billion each quarter and is expected to reach a planned maximum amount of $50 billion a month in October 2018. The Fed also raised the federal funds rate in December 2017 and in March, June, and September 2018. As a result, the benchmark rate rose from a target range of 1.00% to 1.25% at the beginning of the period to the current range of 2.00% to 2.25% at period-end.

On April 5, 2018, the Fed began publishing the Secured Overnight Financing Rate [SOFR] as the future replacement for the London Interbank Offered Rate [LIBOR]. SOFR is a broader overnight secured market rate driven off Treasury repurchase agreements [repos]. U.S. regulators, including Fed Chairman Jerome Powell, were advocating for less reliance on LIBOR, which provides banks with an indication of the rate they would have to pay to borrow from each other in an unsecured market, and moving to SOFR. Although SOFR volumes are higher, it is not a credit-sensitive rate and is highly correlated to supply and demand dynamics in the repo market. With overnight repo transactions underlying SOFR, market analysts believe this benchmark rate will be more transparent and less open to manipulation than is LIBOR. LIBOR has reflected a more subjective estimate provided by member banks rather than actual transactions. LIBOR is scheduled to cease publishing at the end of 2021.

How did the fund perform during the reporting period?

JONATHAN The fund’s class A shares returned 1.00% at net asset value, outperforming the average return for its Lipper peer group, U.S. Government Money Market Funds.

What strategies helped the fund to capture more income in the rising-rate market?

JOANNE We managed the fund with the expectation that the Fed would continue to raise rates. Yields on short-term securities moved higher as reflected by SOFR and ranged from 1.65% on the date of its first publication on April 5, 2018, to 2.25% at period-end. In comparison, the three-month LIBOR ended the 12-month reporting period at 2.39%, up over a percentage point from 1.33% on September 29, 2017. Much of the increase was between December 2017 and the end of March 2018, when LIBOR climbed 82 basis points. This was due to several factors, including the rise in the federal funds rate, the repatriation of corporate funds after tax reform, and the extension of the debt ceiling by Congress in March 2018. The latter increased the supply of Treasury bills in the market, resulting in upward pressure on money market rates.

4 Government Money Market Fund

Throughout the period, we maintained a relatively low weighted average maturity [WAM] profile that was shorter than the fund’s peer group. [WAM represents the average life of all the money market securities held in the portfolio.] The fund’s WAM rose during the course of the reporting period from eight days on September 30, 2017, to 22 days at period-end. The fund held a high percentage of its assets in overnight repos with highly rated counterparties that were fully collateralized by Treasury and/or government agency or mortgaged-backed securities. These repos carried overnight maturities, which positioned the fund to benefit from the rate increases sooner. The excess supply in Treasury securities required to fund a growing federal deficit also resulted in buying opportunities, which allowed us to lock in what we viewed as attractive rates, particularly in the six-month maturity area.

What are your expectations for Fed policy in the coming months?

JONATHAN In its statement following the Fed’s September meeting, policy makers cited strong economic growth and forecasted that the U.S. economy would see at least three more years of growth. The Fed also eliminated the word “accommodative” from its monetary policy comments. In an environment of low inflation and low unemployment, the Fed appears to be in a proactive stance, leaning toward tightening to prevent future financial instability. Given that U.S. labor markets and wage gains are improving, we believe that the probability of a rate hike in December 2018 is higher.

The Fed will continue to weigh various factors, including economic growth, inflationary pressures, and employment. The Fed is also monitoring how changing international developments may affect the domestic economy as it considers the timing and size of future rate increases. Given market conditions at period-end, we believe the Fed will increase its target rate one more time in December 2018 and potentially three more times in 2019, which would push the benchmark rate toward 3.00%. Against this backdrop, we will seek to maintain capital preservation, liquidity, and appropriate levels of income by searching for opportunities within the government sector as interest rates trend higher.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Government Money Market Fund 5

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/18
				Current rate
				(end of period)*
	Life of fund	Annual average	1 year	Current 7-day yield
Class A (4/14/16)
Net asset value	1.18%	0.48%	1.00%	1.58%
Class B (6/16/16)
Before CDSC	1.18	0.48	1.00	1.58
After CDSC	–1.82	–0.74	–4.00	—
Class C (6/16/16)
Before CDSC	1.18	0.48	1.00	1.58
After CDSC	1.18	0.48	0.00	—
Class G (8/30/16)
Net asset value	1.44	0.58	1.17	1.69
Class I (4/14/16)
Net asset value	1.44	0.58	1.17	1.69
Class M (6/16/16)
Net asset value	1.17	0.47	1.00	1.58
Class P (4/14/16)
Net asset value	1.44	0.58	1.17	1.69
Class R (6/16/16)
Net asset value	1.18	0.48	1.00	1.58
Class T1 (6/16/16)
Net asset value	1.17	0.47	1.00	1.58

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, G, I, M, P, R, and T1 shares generally have no CDSC. Performance for class B, C, G, M, R, and T1 shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the expense waiver in effect at that time.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

6 Government Money Market Fund

Comparative Lipper returns For periods ended 9/30/18
	Life of fund	Annual average	1 year
Lipper U.S. Government Money Market Funds
category average*	1.10%	0.44%	0.93%

Lipper results should be compared with fund performance at net asset value.

* Over the 1-year and life-of-fund periods ended 9/30/18, there were 159 and 140 funds, respectively, in this Lipper category.

Fund distribution information For the 12-month period ended 9/30/18
Distributions	Class A	Class B	Class C	Class G	Class I	Class M	Class P	Class R	Class T1
Number	12	12	12	12	12	12	12	12	12
Income	$0.009948	$0.009974	$0.009965	$0.011604	$0.011606	$0.009962	$0.011605	$0.009965	$0.009945
Capital gains	—	—	—	—	—	—	—	—	—
Total	$0.009948	$0.009974	$0.009965	$0.011604	$0.011606	$0.009962	$0.011605	$0.009965	$0.009945

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class G	Class I	Class M	Class P	Class R	Class T1
Total annual operating expenses
for the fiscal year ended 9/30/17*	0.59%	0.59%	0.59%	0.44%	0.44%	0.59%	0.44%	0.59%	0.59%
Annualized expense ratio for the
six-month period ended 9/30/18†	0.57%	0.57%	0.57%	0.44%	0.44%	0.57%	0.44%	0.57%	0.57%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees. The fund’s Board of Trustees determined to limit payments under the distribution and service (12b-1) plans in place with respect to class B, class C, M, R, and T1 shares to 0.00% of average net assets effective as of the close of business on March 31, 2017. Beginning on April 1, 2017, the fund no longer makes payments under the distribution and service (12b-1) plans in place with respect to class B, C, M, R, and T1 shares.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Government Money Market Fund 7

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/18 to 9/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class G	Class I	Class M	Class P	Class R	Class T1
Expenses paid per $1,000 *†	$2.87	$2.87	$2.87	$2.21	$2.21	$2.87	$2.21	$2.87	$2.87
Ending value (after expenses)	$1,006.60	$1,006.60	$1,006.60	$1,007.30	$1,007.30	$1,006.60	$1,007.30	$1,006.60	$1,006.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/18, use the following calculation method. To find the value of your investment on 4/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class G	Class I	Class M	Class P	Class R	Class T1
Expenses paid per $1,000 *†	$2.89	$2.89	$2.89	$2.23	$2.23	$2.89	$2.23	$2.89	$2.89
Ending value (after expenses)	$1,022.21	$1,022.21	$1,022.21	$1,022.86	$1,022.86	$1,022.21	$1,022.86	$1,022.21	$1,022.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

8 Government Money Market Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class G shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to Putnam fund-of-funds accounts.

Class I shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class M shares generally are fund shares that have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class T1 shares are not subject to an initial sales charge or CDSC (except on certain redemptions of shares acquired by exchange of shares of another Putnam fund bought without an initial sales charge); however, they are subject to a 12b-1 fee. Existing class T shares were redesignated as class T1 shares, effective January 30, 2017.

Government Money Market Fund 9

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper U.S. Government Money Market Funds category average is an arithmetic average of the total return of all Lipper U.S. government money market funds.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2018, Putnam employees had approximately $508,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

10 Government Money Market Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Government Money Market Fund 11

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions,

12 Government Money Market Fund

the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2020. In addition, Putnam Management voluntarily waived certain fees and/or reimbursed certain fund expenses in order to enhance your fund’s annualized net yield during its fiscal year ending in 2017. This fee waiver was voluntary and may be modified or discontinued at any time without notice. (In light of recent improvements in market conditions for money market funds, Putnam Management is no longer waiving fees or reimbursing expenses.) Putnam Management’s support for these expense limitation and fee waiver arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships

Government Money Market Fund 13

with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st

14 Government Money Market Fund

or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the 3rd quartile of its Lipper Inc. (“Lipper”) peer group (Lipper U.S. Government Money Market Funds) for the one-year period ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over the one-year period ended December 31, 2017, there were 163 funds in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Government Money Market Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Government Money Market Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Government Money Market Fund (the “fund”), a series of the Putnam Investment Funds, including the fund’s portfolio, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the two-year period then ended and the period from April 14, 2016 (commencement of operations) through September 30, 2016. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from April 14, 2016 (commencement of operations) through September 30, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
November 8, 2018

Government Money Market Fund 17

The fund’s portfolio 9/30/18

	Principal
REPURCHASE AGREEMENTS (71.0%)*	amount	Value
Interest in $243,249,000 joint tri-party repurchase agreement dated
9/28/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc. due 10/1/18 — maturity value of $27,029,112 for an effective yield of 2.270% (collateralized by various mortgage backed securities with coupon rates ranging from 4.000% to 4.500%
and a due date of 9/20/48, valued at $248,113,981)	$27,024,000	$27,024,000
Interest in $145,000,000 joint tri-party repurchase agreement dated
9/28/18 with BNP Paribas due 10/1/18 — maturity value of $26,004,897 for an effective yield of 2.260% (collateralized by various mortgage backed securities and U.S. Treasury notes with coupon rates ranging from 1.125%
to 6.000% and due dates ranging from 5/1/19 to 9/1/48, valued at $147,927,930)	26,000,000	26,000,000
Interest in $325,000,000 joint tri-party repurchase agreement dated
9/28/18 with HSBC Bank USA, National Association due 10/1/18 — maturity value of $26,004,875 for an effective yield of 2.250% (collateralized by various mortgage backed securities with coupon rates ranging from 3.000% to 5.500%
and due dates ranging from 1/1/25 to 2/1/56, valued at $331,562,157)	26,000,000	26,000,000
Interest in $405,173,000 joint tri-party repurchase agreement dated
9/28/18 with Citigroup Global Markets, Inc. due 10/1/18 — maturity value of
$26,004,875 for an effective yield of 2.250% (collateralized by various mortgage backed securities with coupon rates ranging from 3.400% to 5.000% and due
dates ranging from 4/1/28 to 6/20/48, valued at $413,276,460)	26,000,000	26,000,000
Interest in $2,250,000 tri-party term repurchase agreement dated 8/10/18 with
BMO Capital Markets due 10/9/18 — maturity value of $2,257,089 for an effective yield of 1.990% (collateralized by various U.S. Treasury notes with coupon rates ranging from 1.857% to 2.500% and due dates ranging from
4/30/20 to 9/30/24, valued at $2,301,316) Ŧ	2,250,000	2,250,000
Total repurchase agreements (cost $107,274,000)		$107,274,000

U.S. GOVERNMENT AGENCY OBLIGATIONS		Maturity	Principal
(12.1%)*	Yield (%)	date	amount	Value
Federal Farm Credit Banks Funding Corporation
discount notes	1.955	11/2/18	$400,000	$399,314
Federal Farm Credit Banks Funding
Corporation unsec. FRN	0.850	7/10/19	1,259,000	1,259,386
Federal Farm Credit Banks Funding
Corporation unsec. FRN	0.844	2/25/19	1,250,000	1,251,586
Federal Home Loan Banks unsec. discount notes	2.286	3/8/19	1,000,000	990,081
Federal Home Loan Banks unsec. discount notes	2.178	11/23/18	900,000	897,125
Federal Home Loan Banks unsec. discount notes	2.177	11/21/18	1,000,000	996,926
Federal Home Loan Banks unsec. discount notes	2.079	11/16/18	1,250,000	1,246,695
Federal Home Loan Banks unsec. discount notes	2.071	11/19/18	588,000	586,351
Federal Home Loan Banks unsec. discount notes	2.067	11/14/18	600,000	598,492
Federal Home Loan Banks unsec. discount notes	2.000	12/5/18	400,000	398,577
Federal Home Loan Banks unsec. discount notes	2.000	12/3/18	700,000	697,587
Federal Home Loan Mortgage Corporation unsec.
discount notes	2.367	3/20/19	1,000,000	988,950
Federal Home Loan Mortgage Corporation unsec.
discount notes	2.043	11/20/18	1,045,000	1,042,051
Federal Home Loan Mortgage Corporation unsec.
discount notes	2.040	11/13/18	1,000,000	997,575
Federal Home Loan Mortgage Corporation unsec. FRN	0.844	6/28/19	1,250,000	1,250,320

18 Government Money Market Fund

U.S. GOVERNMENT AGENCY OBLIGATIONS		Maturity	Principal
(12.1%)* cont.	Yield (%)	date	amount	Value
Federal National Mortgage Association unsec.
discount notes	2.050	11/21/18	$1,000,000	$997,110
Federal National Mortgage Association unsec.
discount notes	2.172	12/26/18	1,000,000	994,840
Federal National Mortgage Association unsec.
discount notes	2.050	11/14/18	1,000,000	997,508
Federal National Mortgage Association unsec.
discount notes	2.020	11/7/18	1,000,000	997,934
Federal National Mortgage Association unsec. FRN	0.439	3/8/19	650,000	650,151
Total U.S. government agency obligations (cost $18,238,559)				$18,238,559

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (14.8%)*	Yield (%)	date	amount	Value
U.S. Treasury Bills	2.321	3/14/19	$1,000,000	$989,693
U.S. Treasury Bills	2.306	3/7/19	1,000,000	990,193
U.S. Treasury Bills	2.279	2/28/19	1,000,000	990,737
U.S. Treasury Bills	2.228	2/21/19	1,000,000	991,368
U.S. Treasury Bills	2.224	2/7/19	1,000,000	992,224
U.S. Treasury Bills	2.221	1/31/19	1,000,000	992,656
U.S. Treasury Bills	2.212	2/14/19	1,000,000	991,847
U.S. Treasury Bills	2.188	1/17/19	1,000,000	993,589
U.S. Treasury Bills	2.177	1/10/19	1,000,000	994,031
U.S. Treasury Bills	2.176	1/24/19	1,000,000	993,218
U.S. Treasury Bills	2.171	1/3/19	1,000,000	994,457
U.S. Treasury Bills	2.149	12/27/18	1,000,000	994,920
U.S. Treasury Bills	2.121	12/6/18	1,000,000	996,205
U.S. Treasury Bills	2.074	11/23/18	1,000,000	997,004
U.S. Treasury Bills	2.101	11/29/18	1,000,000	996,638
U.S. Treasury Bills	2.085	11/15/18	1,000,000	997,456
U.S. Treasury Bills	2.036	11/8/18	1,000,000	997,899
U.S. Treasury Bills	1.853	10/11/18	1,500,000	1,499,246
U.S. Treasury Notes FRN	2.362	10/31/18	1,000,000	999,998
U.S. Treasury Notes FRN	2.332	1/31/19	1,000,000	1,000,034
U.S. Treasury Notes FRN	2.235	7/31/20	1,000,000	1,000,054
U.S. Treasury Notes FRN	2.225	4/30/20	1,000,000	1,000,046
Total U.S. treasury obligations (cost $22,393,513)				$22,393,513

TOTAL INVESTMENTS
Total investments (cost $147,906,072)	$147,906,072

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Government Money Market Fund 19

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through September 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $151,177,408.

Ŧ Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Repurchase agreements	$—	$107,274,000	$—
U.S. government agency obligations	—	18,238,559	—
U.S. treasury obligations	—	22,393,513	—
Totals by level	$—	$147,906,072	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

20 Government Money Market Fund

Statement of assets and liabilities 9/30/18
ASSETS
Investment in securities, at value (Notes 1 and 7):
Unaffiliated issuers (identified cost $40,632,072)	$40,632,072
Repurchase agreements (identified cost $107,274,000)	107,274,000
Cash	32,787
Interest and other receivables	45,911
Receivable for shares of the fund sold	4,375,469
Prepaid assets	28,919
Total assets	152,389,158

LIABILITIES
Payable for shares of the fund repurchased	1,072,699
Payable for compensation of Manager (Note 2)	41,841
Payable for custodian fees (Note 2)	5,316
Payable for investor servicing fees (Note 2)	28,358
Payable for Trustee compensation and expenses (Note 2)	3,308
Payable for administrative services (Note 2)	430
Distributions payable to shareholders	4,644
Other accrued expenses	55,154
Total liabilities	1,211,750

Net assets	$151,177,408

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$151,163,201
Total distributable earnings (Note 1)	14,207
Total — Representing net assets applicable to capital shares outstanding	$151,177,408

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share
($98,390,684 divided by 98,382,204 shares)	$1.00
Net asset value and offering price per class B share ($255,115 divided by 255,090 shares)*	$1.00
Net asset value and offering price per class C share ($380,141 divided by 380,104 shares)*	$1.00
Net asset value and offering price per class G share ($42,876,846 divided by 42,872,089 shares)	$1.00
Net asset value and offering price per class I share ($10,144 divided by 10,143 shares)	$1.00
Net asset value, offering price and redemption price per class M share
($8,671,655 divided by 8,670,808 shares)	$1.00
Net asset value, offering price and redemption price per class P share
($10,001 divided by 10,000 shares)	$1.00
Net asset value, offering price and redemption price per class R share
($551,050 divided by 550,995 shares)	$1.00
Net asset value, offering price and redemption price per class T1 share
($31,772 divided by 31,768 shares)	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Government Money Market Fund 21

Statement of operations Year ended 9/30/18
INVESTMENT INCOME
Interest	$2,728,916
Total investment income	2,728,916

EXPENSES
Compensation of Manager (Note 2)	511,288
Investor servicing fees (Note 2)	219,854
Custodian fees (Note 2)	10,400
Trustee compensation and expenses (Note 2)	6,155
Administrative services (Note 2)	3,759
Blue sky expense	82,070
Other	105,772
Total expenses	939,298

Expense reduction (Note 2)	(3,895)
Net expenses	935,403

Net investment income	1,793,513

Net increase in net assets resulting from operations	$1,793,513

The accompanying notes are an integral part of these financial statements.

22 Government Money Market Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 9/30/18	Year ended 9/30/17
Operations
Net investment income	$1,793,513	$259,943
Net increase in net assets resulting from operations	1,793,513	259,943
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,248,290)	(151,571)
Class B	(1,968)	(286)
Class C	(3,986)	(660)
Class G	(451,119)	(90,496)
Class I	(119)	(30)
Class M	(61,831)	(5,511)
Class P	(6,771)	(10,739)
Class R	(4,880)	(617)
Class T1	(342)	(33)
Increase from capital share transactions (Note 4)	96,623	58,627,266
Total increase in net assets	110,830	58,627,266

NET ASSETS
Beginning of year	151,066,578	92,439,312
End of year	$151,177,408	$151,066,578

The accompanying notes are an integral part of these financial statements.

Government Money Market Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio of net
											investment
			Net realized								income (loss)
	Net asset value,		and unrealized	Total from	From net				Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value, end	Total return at net	end of period	to average net assets	net assets
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	of period	asset value (%) [b]	(in thousands)	(%) [c]	(%)
Class A
September 30, 2018	$1.00	.0100	—	0.0100	(.0099)	(0.0099)	$1.00	1.00	$98,391.55		.94
September 30, 2017	1.00	.0017	—	0.0017	(.0017)	(0.0017)	1.00	.17	103,469	.57[d]	.17[d]
September 30, 2016†	1.00	—[e]	—	—[e]	—[e]	—[e]	1.00	—*	51,943	.15*d,f	.01*d,f
Class B
September 30, 2018	$1.00	.0101	—	0.0101	(.0100)	(0.0100)	$1.00	1.00	$255.55		1.08
September 30, 2017	1.00	.0017	—	0.0017	(.0017)	(0.0017)	1.00	.17	162	.72[d]	.12[d]
September 30, 2016††	1.00	—[e]	—	—[e]	—[e]	—[e]	1.00	—*	24	.10 *d,f	— *d,f,g
Class C
September 30, 2018	$1.00	.0101	—	0.0101	(.0100)	(0.0100)	$1.00	1.00	$380.55		1.04
September 30, 2017	1.00	.0017	—	0.0017	(.0017)	(0.0017)	1.00	.17	404	.60[d]	.16[d]
September 30, 2016††	1.00	—[e]	—	—[e]	—[e]	—[e]	1.00	—*	182	.10 *d,f	— *d,f,g
Class G
September 30, 2018	$1.00	.0117	—	0.0117	(.0116)	(0.0116)	$1.00	1.17	$42,877.41		1.17
September 30, 2017	1.00	.0026	—	0.0026	(.0026)	(0.0026)	1.00	.26	38,090	.45[d]	.29[d]
September 30, 2016 ‡	1.00	—[e]	—	—[e]	—[e]	—[e]	1.00	—*	28,798	.03*d,f	— *d,f,g
Class I
September 30, 2018	$1.00	.0117	—	0.0117	(.0116)	(0.0116)	$1.00	1.17	$10.41		1.17
September 30, 2017	1.00	.0026	—	0.0026	(.0026)	(0.0026)	1.00	.26	10	.45[d]	.28[d]
September 30, 2016†	1.00	—[e]	—	—[e]	—[e]	—[e]	1.00	—*	10	.15*d,f	— *d,f,g
Class M
September 30, 2018	$1.00	.0101	—	0.0101	(.0100)	(0.0100)	$1.00	1.00	$8,672.55		1.09
September 30, 2017	1.00	.0017	—	0.0017	(.0017)	(0.0017)	1.00	.17	4,387	.60[d]	.22[d]
September 30, 2016††	1.00	—[e]	—	—[e]	—[e]	—[e]	1.00	—*	1,136	.10 *d,f	— *d,f,g
Class P
September 30, 2018	$1.00	.0117	—	0.0117	(.0116)	(0.0116)	$1.00	1.17	$10.41		.71
September 30, 2017	1.00	.0026	—	0.0026	(.0026)	(0.0026)	1.00	.26	3,983	.45[d]	.19[d]
September 30, 2016†	1.00	—[e]	—	—[e]	—[e]	—[e]	1.00	—*	10,000	.15*d,f	— *d,f,g
Class R
September 30, 2018	$1.00	.0101	—	0.0101	(.0100)	(0.0100)	$1.00	1.00	$551.55		1.03
September 30, 2017	1.00	.0017	—	0.0017	(.0017)	(0.0017)	1.00	.17	523	.55[d]	.17[d]
September 30, 2016††	1.00	—[e]	—	—[e]	—[e]	—[e]	1.00	—*	329	.10 *d,f	— *d,f,g
Class T1
September 30, 2018	$1.00	.0100	—	0.0100	(.0099)	(0.0099)	$1.00	1.00	$32.55		1.01
September 30, 2017	1.00	.0017	—	0.0017	(.0017)	(0.0017)	1.00	.17	39	.50[d]	.21[d]
September 30, 2016††	1.00	—[e]	—	—[e]	—[e]	—[e]	1.00	—*	16	.10 *d,f	— *d,f,g

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Government Money Market Fund	Government Money Market Fund 25

Financial highlights cont.

* Not annualized.

† For the period April 14, 2016 (commencement of operations) to September 30, 2016.

† † For the period June 16, 2016 (commencement of operations) to September 30, 2016.

‡ For the period August 30, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:

	9/30/17	9/30/16
Class A	0.08%	0.14%
Class B	0.18	0.24
Class C	0.30	0.23
Class G	0.05	0.01
Class I	0.05	0.08
Class M	0.13	0.13
Class P	0.05	0.08
Class R	0.35	0.23
Class T1	0.27	0.17

e Amount represents less than $0.000.

f Reflects an involuntary contractual expense limitation in effect during the period . As a result of such waivers, the expenses of each class reflects a reduction of the following amounts as a percentage of average net assets.

9/30/16
Class A	0.20%
Class B	0.12
Class C	0.12
Class G	0.04
Class I	0.20
Class M	0.12
Class P	0.20
Class R	0.12
Class T1	0.12

g Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

26 Government Money Market Fund

Notes to financial statements 9/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through September 30, 2018.

Putnam Government Money Market Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests at least 99.5 percent of the fund’s total assets in cash, U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities or cash. The fund invests mainly in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills) or by the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds). The U.S. government securities in which the fund invests may also include variable and floating rate instruments and when-issued and delayed delivery securities (i.e., payment or delivery of the securities occurs at a future date for a predetermined price). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. This policy may be changed only after 60 days’ notice to shareholders. The securities purchased by the fund are subject to quality, maturity, diversification and other requirements pursuant to rules promulgated by the Securities and Exchange Commission. Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class G, class I, class M, class P, class R and class T1 shares. Effective December 5, 2018, the Trustees have approved the conversion of all existing class T1 shares to class A shares. After that conversion, class T1 shares will be terminated. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/ or capital gains reinvestment. Each class of shares is sold without a front-end sales charge. Class A and class T1 shares are generally not subject to a contingent deferred sales charge, and class G, class I, class M, class P and class R shares are not subject to a contingent deferred sales charge. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class I shares are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through a financial intermediary. Class G shares are only available to Putnam fund-of-fund accounts. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. The expenses for class A, class B, class C, class G, class I, class M, class P, class R and class T1 shares may differ based on each class’ distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Government Money Market Fund 27

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $109,435,777, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly.

Distributions from capital gains, if any, are paid at least annually. The amount and character of income and

28 Government Money Market Fund

gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:
Undistributed ordinary income	$18,851

The aggregate identified cost on a financial reporting and tax basis is the same.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,
0.390%	of the next $5 billion,	0.220%	of the next $50 billion,
0.340%	of the next $10 billion,	0.210%	of the next $100 billion and
0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.284% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class T1 shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class G shares paid a monthly fee based on the average net assets of class G shares at an annual rate of 0.01%.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Government Money Market Fund 29

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:
Class A	$204,487	Class M	9,574
Class B	308	Class P	99
Class C	652	Class R	815
Class G	3,860	Class T1	58
Class I	1	Total	$219,854

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,895 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $75 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %
Class B	0.75%	0.00%
Class C	1.00%	0.00%
Class M	1.00%	0.00%
Class R	1.00%	0.00%
Class T1	0.35%	0.00%

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $283 and $216, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A and class T1 shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A or class T1 shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $38,376,175,505 and $38,372,055,000, respectively. The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

30 Government Money Market Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	2,744,860,347	$2,744,860,347	1,117,719,089	$1,117,719,089
Shares issued in connection with
reinvestment of distributions	928,286	928,286	128,861	128,861
	2,745,788,633	2,745,788,633	1,117,847,950	1,117,847,950
Shares repurchased	(2,750,873,139)	(2,750,873,139)	(1,066,324,496)	(1,066,324,496)
Net increase (decrease)	(5,084,506)	$(5,084,506)	51,523,454	$51,523,454

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	242,954	$242,954	277,916	$277,916
Shares issued in connection with
reinvestment of distributions	1,923	1,923	285	285
	244,877	244,877	278,201	278,201
Shares repurchased	(151,335)	(151,335)	(140,691)	(140,691)
Net increase	93,542	$93,542	137,510	$137,510

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	510,550	$510,550	575,811	$575,811
Shares issued in connection with
reinvestment of distributions	3,668	3,668	635	635
	514,218	514,218	576,446	576,446
Shares repurchased	(537,659)	(537,659)	(355,363)	(355,363)
Net increase (decrease)	(23,441)	$(23,441)	221,083	$221,083

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class G	Shares	Amount	Shares	Amount
Shares sold	18,939,412	$18,939,412	24,636,388	$24,636,388
Shares issued in connection with
reinvestment of distributions	449,528	449,528	90,496	90,496
	19,388,940	19,388,940	24,726,884	24,726,884
Shares repurchased	(14,609,242)	(14,609,242)	(15,432,556)	(15,432,556)
Net increase	4,779,698	$4,779,698	9,294,328	$9,294,328

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class I	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	117	117	26	26
	117	117	26	26
Shares repurchased	—	—	—	—
Net increase	117	$117	26	$26

Government Money Market Fund 31

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	15,739,087	$15,739,087	7,293,063	$7,293,063
Shares issued in connection with
reinvestment of distributions	61,461	61,461	5,511	5,511
	15,800,548	15,800,548	7,298,574	7,298,574
Shares repurchased	(11,516,363)	(11,516,363)	(4,048,062)	(4,048,062)
Net increase	4,284,185	$4,284,185	3,250,512	$3,250,512

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class P	Shares	Amount	Shares	Amount
Shares sold	20,000	$20,000	3,209,350	$3,209,350
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	20,000	20,000	3,209,350	3,209,350
Shares repurchased	(3,993,096)	(3,993,096)	(9,226,254)	(9,226,254)
Net decrease	(3,973,096)	$(3,973,096)	(6,016,904)	$(6,016,904)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	246,081	$246,081	408,637	$408,637
Shares issued in connection with
reinvestment of distributions	4,823	4,823	603	603
	250,904	250,904	409,240	409,240
Shares repurchased	(223,339)	(223,339)	(215,244)	(215,244)
Net increase	27,565	$27,565	193,996	$193,996

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class T1	Shares	Amount	Shares	Amount
Shares sold	113,745	$113,745	239,761	$239,761
Shares issued in connection with
reinvestment of distributions	307	307	31	31
	114,052	114,052	239,792	239,792
Shares repurchased	(121,493)	(121,493)	(216,531)	(216,531)
Net increase (decrease)	(7,441)	$(7,441)	23,261	$23,261

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class I	10,143	100.00%	$10,144

At the close of the reporting period, a shareholder of record owned 12.3% of the outstanding shares of the fund.

At the close of the reporting period, a fund within the Putnam 529 for America Funds owned 7.7% of the outstanding shares of the fund.

At the close of the reporting period, the Putnam RetirementReady® Funds owned 26.0% of the outstanding shares of the fund.

32 Government Money Market Fund

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BMO Capital Markets	BNP Paribas	Citigroup Global Markets, Inc.	HSBC Bank USA, National Association	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:
Repurchase agreements **	$2,250,000	$26,000,000	$26,000,000	$26,000,000	$27,024,000	$107,274,000
Total Assets	$2,250,000	$26,000,000	$26,000,000	$26,000,000	$27,024,000	$107,274,000
Total Financial and Derivative	$2,250,000	$26,000,000	$26,000,000	$26,000,000	$27,024,000	$107,274,000
Net Assets
Total collateral received	$2,250,000	$26,000,000	$26,000,000	$26,000,000	$27,024,000
(pledged)†##
Net amount	$—	$—	$—	$—	$—
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$2,301,316	$26,525,008	$26,520,000	$26,524,973	$27,564,480	$109,435,777
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,709,952 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

Government Money Market Fund 33

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

34 Government Money Market Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Government Money Market Fund 35

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

36 Government Money Market Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
Robert T. Burns
Independent Registered Public	Vice President and	Denere P. Poulack
Accounting Firm	Chief Legal Officer	Assistant Vice President, Assistant
KPMG		Clerk, and Assistant Treasurer
	James F. Clark	Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Government Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN124 313329 11/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2018	$40,943	$ —	$3,810	$ —
September 30, 2017	$51,459	$ —	$3,700	$ —

For the fiscal years ended September 30, 2018 and September 30, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $3,810 and $3,700 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2018	$ —	$ —	$ —	$ —

September 30, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2018